                                                                    EXHIBIT 10.5

                            ASSET TRANSFER AGREEMENT
                            ------------------------

          THIS AGREEMENT is made as of the 15th day of November, 1995

BETWEEN:

          MPR TELTECH LTD., a corporation incorporated under the laws of Canada
          ----------------

          (hereinafter called the "Vendor")

                                                               OF THE FIRST PART

AND:

          DIGITAL COURIER INTERNATIONAL INC., a corporation incorporated under the laws of Canada

          (hereinafter called the "Purchaser")

                                                              OF THE SECOND PART

WHEREAS:


A. The Vendor is the owner of certain assets and equipment, as more particularly described herein, that are used by the Purchaser in its business and operations; and

B. The Purchaser wishes to purchase, and the Vendor wishes to sell, the assets and equipment that are owned by the Vendor and used by the Purchaser in its business and operations, upon the terms and conditions herein set forth.

          NOW THEREFORE in consideration of the covenants herein contained, the parties agree as follows:

                                   ARTICLE 1
                                   ---------

                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

1.1  Definitions.  In this Agreement (including the recitals, this Article and
     -----------
each Schedule), unless there is something in the subject matter or context inconsistent therewith or unless otherwise expressly provided, the following words and expressions shall have the following meanings:

     (a)  "Affiliate" means:

          (i) with respect to a natural person, the spouse of such person, any corporation that is directly or indirectly controlled by such person and any corporation that employs such person as a director, officer or employee; and

          (ii) with respect to a corporation an affiliate of such corporation within the meaning of "affiliated" under Section 2(2) of the Canada Business Corporations Act;
               --------------------------------

     (b) "Assets" means the furniture, office furnishings, equipment and Contracts, all as detailed in Schedule A;

     (c) "Books and Records" means copies of all books, records, files, documents and other written information relating to the Assets in the possession of the Vendor, its representatives and agents, including title and contracts files, operating and maintenance manuals and expense records;

     (d) "Claim" has the meaning ascribed thereto in subsection 1(b) of the Indemnity Sharing Agreement, provided, for the purpose of this Agreement, that any such Claim shall only arise pursuant to this Agreement;

     (e) "Closing" means the completion of the sale to and the purchase by the Purchaser of the Assets in accordance with Article 8;

     (f) "Closing Time" and "Closing Date" mean the time and day determined pursuant to Section 8.1;

     (g) "Contracts" means the contracts and other arrangements described in Schedule A;

     (h) "Encumbrance" means a security interest, adverse claim (including right of first purchase, option, first refusal or pre-emption), burden, charge or other interest attaching to the Assets and created by, through or under the Vendor;

     (i) "Indemnity Sharing Agreement" means a certain agreement to be entered into among the Vendor, the Purchaser, Kwikstar Communications Ltd. and CIBC Wood Gundy Capital (SFC) Inc.;

     (j) "person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature; and

     (k) "Purchase Price" means the amount to be paid by the Purchaser to the Vendor in consideration for the Purchased Assets as set out in Section 2.2.

1.2  Interpretation.  For purposes of this Agreement, except as otherwise
     --------------
expressly provided:

     (a) "this Agreement" means this agreement, including the Schedules hereto, and any agreement, document or instrument entered into, made or delivered pursuant to the terms hereof, as any of them may from time to time be supplemented or amended and in effect;

     (b) all references in this Agreement to a designated "Article", "Section", "Subsection" or other subdivision or to a Schedule are to the designated Article, Section, Subsection or other subdivision of, or Schedule to, this Agreement;

     (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision or Schedule;

     (d) the headings in this Agreement are for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

     (e) unless expressed to be in some other currency, all references to currency refer to lawful money of Canada;

     (f) any reference to a corporate entity includes and is also a reference to any corporate entity that is a successor to such entity; and

     (g) words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural and vice versa.

1.3       Schedules.  Schedule A - Assets is attached to and incorporated as
          ---------
part of this Agreement.

                                   ARTICLE 2
                                   ---------

                               PURCHASE AND SALE
                               -----------------

2.1  Purchase and Sale.  Upon the terms and subject to the conditions herein
     -----------------
contained, the Vendor shall sell and convey the Assets to the Purchaser and the Purchaser shall purchase and receive the Assets from the Vendor.

2.2  Purchase Price.  In full consideration for the purchase by the Purchaser of
     --------------
the Assets the Purchaser shall pay to the Vendor the sum of $707,937.

2.3  Manner of Payment.  The Purchaser shall issue to the Vendor 707,937 common
     -----------------
shares in the capital of the Purchaser, in full satisfaction of the Purchase Price.

2.4  Payment of Taxes on Sale and Transfer.  The Purchaser shall be responsible
     -------------------------------------
for and shall pay when due all transfer taxes, sales taxes, social services taxes, goods and services taxes or similar taxes and any registration fees payable in respect of the sale and transfer of the Assets to the Purchaser.

2.5  Accounts Receivable.  The Vendor shall provide commercially reasonable
     -------------------
assistance to the Purchaser with respect to the collection from others by the Purchaser of any accounts receivable which relate to the Assets and which accrued prior to the Closing. If the Vendor receives payment of any such accounts receivable such payment shall be received in trust for the Purchaser and shall forthwith be paid by the Vendor to the Purchaser. The Vendor shall provide the Purchaser with reasonable details of any payment received by the Vendor and paid over to the Purchaser pursuant to this Section, and, if reasonably requested by the Purchaser, a full accounting of all such payments received by the Vendor.

                                   ARTICLE 3
                                   ---------

                  REPRESENTATIONS AND WARRANTIES OF THE VENDOR
                  --------------------------------------------

3.1  Representations and Warranties.  To induce the Purchaser to enter into and
     ------------------------------
to complete the transactions contemplated by this Agreement, the Vendor represents and warrants to the Purchaser, as warranties and representations that are true at the date hereof and at the Closing Time as if such warranties and representations were made at such time, that:

     (a) the Vendor is, and at the Closing Time shall continue to be, a corporation duly organized and validly existing under the laws of Canada and extra-provincially registered under the laws of British Columbia;

     (b) the Vendor has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement;

     (c) the consummation by the Vendor of the transactions contemplated herein will not violate, nor be in conflict with, any provision of any agreement or instrument to which the Vendor is a party or by which the Vendor is bound or any judgment, decree, order, law, statute, rule or regulation applicable to the Vendor;

     (d) the Vendor owns and possesses and has a good and marketable title to the Assets and the Vendor's interest in the Assets is now, and will be at the Closing Time, free and clear of all Encumbrances;

     (e) subject to the covenants, conditions and stipulations in the Contracts, the Purchaser may enter into and upon, hold and enjoy the Assets for the residue of their respective terms and all renewals or extensions thereof for the Purchaser's own use and benefit without any interruption of or by the Vendor or any other person claiming by, through or under the Vendor;

     (f) this Agreement has been duly executed and delivered by the Vendor and all other documents executed and delivered by the Vendor pursuant hereto shall have been duly executed and delivered by the Vendor; this Agreement does, and such other documents will, constitute legal, valid and binding obligations of the Vendor enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, preference, reorganization, moratorium and other similar laws affecting creditors' rights generally and to the discretion of courts with respect to equitable or discretionary remedies and defences;

     (g) to the best of the Vendor's information, there are no claims, proceedings, actions or lawsuits in existence, threatened or asserted against or with respect to the Assets which would have a material adverse effect on the Assets or the value thereof;

     (h) to the best of the Vendor's knowledge, no party is in default of any obligation under any of the Contracts in any material respect;

     (i)  the Vendor is not a non-resident of Canada within the meaning of section 116 of the Income Tax Act (Canada);
                             --------------

     (j) all ad valorem, property, production and similar taxes and assessments based on or measured by the ownership or operation of the Assets or the receipt of proceeds therefrom payable by the Vendor to the Closing Time and for all prior years have been properly paid and discharged or will be paid by the Vendor;

     (k) there are no material agreements in respect of the Assets to which the Vendor is a party, except the Contracts; and

     (l) the transfer of Assets to the Purchaser hereunder has been authorized and approved by the Board of Directors of the Vendor;

     (m)  the Vendor's goods and services tax registration number is 103678892.

                                   ARTICLE 4
                                   ---------

                            COVENANTS OF THE VENDOR
                            -----------------------

4.1  Satisfaction of Conditions.  The Vendor shall fulfil or satisfy with all
     --------------------------
due diligence all of the conditions referred to in Section 7.1 and Section 8.2, to the extent that fulfilment or satisfaction is within the control of the Vendor, and the Vendor shall use reasonable commercial efforts to cause the fulfilment or satisfaction of the conditions referred to in Section 7.1 and
Section 8.2, to the extent that such fulfilment or satisfaction is not within the control of the Vendor.

4.2  Availability of Documents.  The Vendor shall make available to the
     -------------------------
Purchaser and its authorized representatives, during the period prior to Closing, all agreements affecting the Assets and title documents in respect of the Assets as are in its possession, for such inspection as the Purchaser may reasonably require.

4.3  Maintenance of Assets.  Until Closing, the Vendor shall, to the extent that
     ---------------------
the nature of its business permits, and subject to all agreements applicable to the Assets:

     (a)  maintain the Assets in a proper and prudent manner;

     (b)  pay or cause to be paid all costs and expenses relating to the Assets;

     (c) perform and comply with all covenants and conditions contained in the Contracts; and

     (d) conduct or cause to be conducted, in accordance with generally accepted industry practices, such activities relative to the Assets as can reasonably be regarded as being in the ordinary course of business for the Vendor.

4.4  Contracts Requiring Consent.  Where the consent of a third party is
     ---------------------------
required to permit the transfer or assignment to the Purchaser of the Vendor's interest in any of the Contracts, the assignment of those agreements and rights in respect of which the required consent has not been received on or before the Closing Time will not be effective until the applicable consent has been received, and such agreement or right will be held by the Vendor following the Closing in trust for the benefit and use of the Purchaser. The Vendor, both before and after Closing, shall cooperate with the Purchaser in order to obtain any such required consents. After Closing, the Vendor shall only make use of such agreements and rights in accordance with the directions of the Purchaser, provided such directions do not conflict with the terms of such Contracts.

4.5 Insurance. The Assets shall be at the risk of the Vendor from the date
    ---------
hereof until the completion of Closing. The Vendor shall maintain all policies of insurance, binders, endorsements and riders now in effect or renewals thereof related to the Assets in full force and effect, at its expense, until the completion of Closing. No insurance binders, endorsements or riders are provided with respect to any Contracts. In the event that any physical loss or damage to the Assets occurs between the date hereof and the completion of Closing, and the Purchaser elects to proceed with the Closing notwithstanding Section 7.1(c), the Vendor shall, at the Closing, assign to the Purchaser any right on the part of the Vendor to receive insurance proceeds in respect of such physical loss or damage. The Purchaser shall have no other recourse against the Vendor in respect of any such loss or damage.

                                 ARTICLE 5
                                 ---------

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                -----------------------------------------------

5.1  Representations and Warranties.  The Purchaser hereby represents and
     ------------------------------
warrants to the Vendor that:

     (a) the Purchaser is, and at the Closing Time shall continue to be, a corporation duly organized and validly existing under the laws of Canada and extra-provincially registered under the laws of British Columbia;

     (b) the Purchaser has all requisite corporate power and authority to enter into this Agreement and to purchase and pay for the Assets on the terms described herein and to perform its other obligations under this Agreement;

     (c) the consummation by the Purchaser of the transactions contemplated by this Agreement will not violate, nor be in conflict with, the provisions of any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound, or any judgment, decree, order, law, statute, rule or regulation applicable to the Purchaser;

     (d) this Agreement has been duly executed and delivered by the Purchaser and all documents required hereunder to be executed and delivered by the Purchaser shall have been duly executed and delivered. This Agreement does, and all such other documents will, constitute legal, valid and binding obligations of the Purchaser enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, preference, reorganization, moratorium and other similar laws affecting creditors' rights generally and the discretion of courts with respect to equitable or discretionary remedies and defences; and

     (e) the transfer of Assets to the Purchaser and the issuance of the shares to the Vendor hereunder has been authorized and approved by the Board of Directors of the Purchaser.

     (f) The Purchaser's goods and services tax registration number is R140155268.

                                   ARTICLE 6
                                   ---------

                           COVENANTS OF THE PURCHASER
                           --------------------------

6.1  Satisfaction of Conditions.  The Purchaser shall fulfil or satisfy with all
     --------------------------
due diligence all of the conditions referred to in Section 7.2 and Section 8.3, to the extent that the fulfilment or satisfaction thereof is within the control of the Purchaser, and the Purchaser shall use reasonable commercial efforts to cause the conditions referred to in Section 7.2 and Section 8.3 to be fulfilled or satisfied, to the extent that the fulfilment or satisfaction thereof is not within the control of the Purchaser.

                                   ARTICLE 7
                                   ---------

                             CONDITIONS TO CLOSING
                             ---------------------

7.1  Conditions for Purchaser's Benefit.  The obligations of the Purchaser under
     ----------------------------------
this Agreement shall be subject to the satisfaction at or prior to the Closing Time of the following conditions (each of which is for the exclusive benefit of the Purchaser and may be waived by the Purchaser):

     (a) all representations and warranties of the Vendor contained in this Agreement shall be true in all material respects at and as of the Closing Time and the Vendor shall have performed and satisfied in all material respects all covenants and agreements required by this Agreement to be performed and satisfied by the Vendor at or prior to the Closing Time;

     (b) the Purchaser shall have received a certificate of a senior officer of the Vendor dated the Closing Date, in form reasonably satisfactory to the Purchaser, to the effect that the conditions specified in paragraph (a) above have been satisfied;

     (c) no material adverse change in the physical condition of the Assets shall have occurred from the date of this Agreement to the Closing Time;

7.2  Conditions for Vendor's Benefit.  The obligations of the Vendor under this
     -------------------------------
Agreement shall be subject to the satisfaction at or prior to the Closing Time of the following conditions (each of which is for the exclusive benefit of the Vendor and may be waived by the Vendor):

     (a) all representations and warranties of the Purchaser contained in this Agreement shall be true in all material respects at and as of the Closing Time and the Purchaser shall have performed and satisfied in all material respects all covenants and agreements required by this Agreement to be performed and satisfied by the Purchaser at or prior to the Closing Time;

     (b) the Vendor shall have received a certificate of a senior officer of the Purchaser dated the Closing Date, in form reasonably satisfactory to the Vendor, to the effect that the conditions specified in paragraph (a) have been satisfied;

7.3  Non-Fulfilment of Conditions.  If any of the conditions referred to in
     ----------------------------
Sections 7.1 or 7.2 shall not be fully satisfied at or before the Closing Time, then the party for whose benefit such condition has been included in this Agreement may, at its option, either:

     (a) complete the transactions contemplated by this Agreement, in which event such party shall be deemed to have waived such condition; or

     (b)  elect not to complete the transactions contemplated by this Agreement.

7.4  No Prejudice to Other Rights.  No waiver by either party of the conditions
     ----------------------------
set forth in Sections 7.1 or 7.2 in whole or in part shall in any way prejudice or limit the rights and remedies of either party to claim or recover damages and compensation from the other party in respect of any inaccuracy in any representation or warranty that is not the subject of the waiver, or in respect of any breach or non-performance of any covenant or agreement of the other party contained in this Agreement that is not the subject of such waiver. No election by either party not to complete the transactions contemplated by this Agreement as a result of any breach or non-performance by the other party of any covenant or agreement contained in this Agreement, which breach or non-performance has resulted in a condition set forth in Section 7.1 or Section 7.2 failing to be satisfied at or before the Closing Time, shall in any way prejudice or limit the rights of the party electing not to complete in respect of such breach or non-performance by the other party.

                                   ARTICLE 8
                                   ---------

                                    CLOSING
                                    -------

8.1  Time and Place of Closing.  The Closing shall take place at the offices of
     -------------------------
the Vendor at 8999 Nelson Way, Burnaby, British Columbia, commencing at 10:00 a.m. on the 15th day of November, 1995, or at such other time and place as the parties may agree.

8.2  Vendor's Obligations on Closing.  At the Closing, the Vendor shall deliver
     -------------------------------
to the Purchaser:

     (a) a certificate of a senior officer of the Vendor pursuant to Section 7.1(b);

     (b) the prescribed form electing to have section 167 of the Excise Tax Act (Canada) apply to the transfer of the Assets, executed on behalf of the Vendor; and

     (c) such notices and directions to any third parties having an interest in the Assets as may be reasonably required by the Purchaser to notify such third parties of the Purchaser's acquisition.

8.3  Purchaser's Obligations on Closing.  At the Closing, the Purchaser shall
     ----------------------------------
deliver to the Vendor:

     (a) a share certificate endorsed in the name of the Vendor and duly executed by the Purchaser, for the number of shares of the Purchaser set out in Section 2.3;

     (b) a certificate of a senior officer of the Purchaser pursuant to Section 7.2(b); and

     (c) the prescribed form electing to have section 167 of the Excise Tax Act (Canada) apply to the transfer of the Assets, executed on behalf of the Purchaser.

                                   ARTICLE 9
                                   ---------

                             POST-CLOSING COVENANTS
                             ----------------------

9.1  Delivery of Books and Records.  The Vendor shall, as soon as practicable
     -----------------------------
after the Closing Date, deliver to the Purchaser copies of the Books and Records.

9.2  Signage.  After Closing, the Purchaser shall remove any signs which
     -------
indicate the Vendor's ownership or operation of the Assets.

                                   ARTICLE 10
                                   ----------

                         LIABILITY AND INDEMNIFICATION
                         -----------------------------

10.1 Survival of Representations and Covenants of the Vendor.  With the
     -------------------------------------------------------
exception of those covenants of the Vendor which are to be performed after the Closing (which shall survive until one year after the conclusion of the period during which this Agreement requires such covenants to be performed), each representation, warranty, covenant and agreement of the Vendor contained herein shall survive the execution and delivery of this Agreement and the Closing, and shall expire on the date provided in the Indemnity Sharing Agreement and shall be subject to the terms and conditions set out in the Indemnity Sharing Agreement.

10.2 Liability of the Vendor.  Notwithstanding anything else in this Agreement,
     -----------------------
the obligation of the Vendor to indemnify the Purchaser is subject to the terms of and as set out in the Indemnity Sharing Agreement.

                                   ARTICLE 11
                                   ----------

                                    GENERAL
                                    -------

11.1 Invalidity of Provisions.  In the event that any particular provision or
     ------------------------
provisions of this Agreement is or are determined to be invalid, illegal or unenforceable in any respect, then the particular provision or provisions shall be deemed to be severed from the remainder of this Agreement and the validity, legality or enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired, unless as a result of any such determination this Agreement would fail in its essential purpose.

11.2 Waiver.  No failure on the part of either party to exercise any right or
     ------
remedy in respect of this Agreement shall operate as a waiver thereof, unless it is in writing and signed by such party. Unless expressly provided for therein, such waiver shall not limit or affect the rights of the party with respect to any other or subsequent breach of the same or any other provision. No single or partial exercise of any right or remedy in respect of this Agreement shall preclude any other or further exercise thereof or the exercise of any right or remedy at law or in equity or by statute or otherwise conferred.

11.3 Further Assurances.  At Closing and thereafter as may be necessary or
     ------------------
desirable, and without further consideration, each of the parties shall execute, acknowledge and deliver such other documents and shall take or refrain from taking such action as the other party may reasonably require to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement, to assure the completion of the transactions contemplated hereby, and to complete any permitted assignment by any party pursuant to Section 11.9 of this Agreement.

11.4 Notices.  Any notice, direction or other instrument required or permitted
     -------
to be given hereunder shall be in writing and may be given by facsimile transmission or by delivery, addressed as follows:

          The Vendor:    MPR Teltech Ltd.
                         8999 Nelson Way
                         Burnaby, British Columbia
                         V5A 4B5

                         Attention: Ian Bardsley, Vice-President Business Systems and Applications and Peter Inman, Vice-President and Chief Financial Officer

                         Facsimile No.: 293-6161

      The Purchaser:     Digital Courier International Inc.
                         8618 Commerce Court
                         Burnaby, British Columbia
                         V5A 4N6

                         Attention: Chief Executive Officer

                         Facsimile No.: 473-5835

Either of the parties may from time to time change its address for service herein by giving written notice to the other party. Any notice may be served by personal service upon a party or by facsimile to the number for notice hereunder. Any notice given by service upon a party and any notice given by facsimile shall respectively be deemed to be given to and received by the addressee on the day (except Saturdays, Sundays, and statutory holidays) of service or the day of receipt.

11.5 Conflict in Terms.  Wherever any provision of any Schedule to this
     -----------------
Agreement conflicts with any provision in the body of this Agreement, the provisions of the body of this Agreement shall prevail. All documents executed and delivered pursuant to this Agreement are subordinate to the provisions of this Agreement and, except as otherwise expressly provided, the provisions of this Agreement shall govern and prevail in the event of a conflict between the provisions of any such document and the provisions of this Agreement.

11.6 Governing Law.  The validity and interpretation of this Agreement and the
     -------------
legal relations of the parties shall be governed by and construed in accordance with the laws in force from time to time in the Province of British Columbia, and the Courts of the Province of British Columbia and appellate courts therefrom shall have exclusive jurisdiction to determine all matters in dispute hereunder and the parties hereby attorn to the jurisdiction of such Courts.

11.7 Time of Essence.  Time shall be of the essence in this Agreement.
     ---------------

11.8 Entire Agreement.  This Agreement, including the Schedules thereto, states
     ----------------
and comprises the entire agreement between the parties and shall supersede and replace any and all prior agreements between the parties relating to the sale and purchase of the Assets and may be amended only by written instrument signed by all parties.

11.9 Assignment.  This Agreement and the rights and obligations under this
     ----------
Agreement are not assignable, except as set out below. Any party which is a body corporate may assign its rights under this Agreement to any Affiliate, including an Affiliate with which it amalgamates, merges or consolidates or enters into a similar reorganization, or into which it is wound up as part of a bona fide reorganization, provided that the Affiliate or successor corporation agrees to be bound by this Agreement in addition to the original party and with its rights and obligations as if such Affiliate or successor corporation were an original signatory hereto. In addition, the Vendor may assign its rights under this Agreement to any other person, upon the acquisition by such other person of all or substantially all the assets of the Vendor, provided that such assignee agrees to be bound with the Purchaser by the terms of this Agreement as if the assignee had signed this Agreement in the place and stead of the Vendor. In connection with any permitted assignment of this Agreement, MPR may assign such provisions of the Indemnity Sharing Agreement as relate to this Agreement.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

                                    MPR TELTECH LTD.


                              By:    /s/ I.R. Bardsley
                                   __________________________________



                              By:    /s/ Peter Inman
                                   __________________________________

                                    DIGITAL COURIER INTERNATIONAL INC.


                              By:    /s/ I.R. Bardsley
                                    __________________________________

                              By:    /s/ Peter Inman
                                    __________________________________

                                   SCHEDULE A
                                 LIST OF ASSETS
                                 --------------


1.   FURNITURE
     ------------

P.O. IDENTIFIER   SUPPLIER       DESCRIPTION

   48241           Syncor         Hutch

   48460           Syncor         Electrical components - DCI control centre

   48045           Syncor         Electrical components - DCI control centre

   47022           Syncor         Task lighting - DCI control centre

   46372           Syncor         SMED furniture - DCI control centre

   45952-1*        Syncor         Global Viero - manager offices

  [Asset Tag

  54716-00]

* capital


   P.O.           SUPPLIER                  DESCRIPTION
IDENTIFIER

   46261      Albrite             Table/desk lamps

   46679      Apco Graphics       Signage holders/inserts

   46444      Arpac Storage       Shelving-shipping area

   46247      Brooks Corning      Reception seating/table

   46298      Datafile            Control centre shelving/surfaces

   46967      Florenco            Plants & pots

 45964-1      Furniture King      Printer stands

   45929      Furniture King      8 Bookcases

46591-1*      Jordans             SDT flooring

  46381*      3M Canada           SDT flooring

  46620*      McIvers             2 fridges

   46489      Murphy's            Coat hooks

* These are under project #917003-005


   P.O.         SUPPLIER     DESCRIPTION
IDENTIFIER

  48368         Heritage     Rail pedestals for drawers
  48147         Heritage     2 drawer lateral filing cabinet
  47929         Heritage     Custom printer cart
  47342         Heritage     Magazine stand & bookcase
  47115         Heritage     Magazine stand - engineering area of DCI
  47087         Heritage     Steelcase cabinets
  46969         Heritage     Steelcase cabinets
  46659         Heritage     Boardroom, end tables, magazine stand
  46405         Heritage     Sofa & armchair
  46156         Heritage     DCI lab furniture & mail paperflow
  46027         Heritage     Egan cabinets, meeting table, lunchroom tables
  45943         Heritage     Manager & meeting room guest chairs, cabinets,
                             lunch room chairs, side chairs
  45809         Heritage     Manager & demo room, reception, desk chairs
 45808*         Heritage     Steelcase components for workstations

 [Asset Tag

54722-00 FR]


* capital

             INSERT ARRANGEMENT OF FURNITURE SCHEDULE HERE

3.  CONTRACTS
    ---------


CONTRACT    SERIAL                                                                     START     FINISH
TYPE        NUMBER      COMPANY NAME                                       PRIME       DATE      DATE        DESCRIPTION
- ------------------------------------------------------------------------------------------------------------------------------------

SALE        950313-06   Airdate Traffic Services Ltd.                      M. Burns    950302    960302      DCI Services Agreement
SALE        950119-07   Airwaves Sound Design Ltd.                         R. Kozak    950110    970109      DCI Services Agreement
SALE        950731-02   Altantic Records                                   A. Kozak    950727    960727      DCI Services Agreement
SALE        950419-05   Audio House, Inc. (KOME)                           R. Kozak    950418    960418      DCI Services Agreement
SALE        950517-03   Audioimage Productions, Inc.                       A. Kozak    950515    960515      DCI Services Agreement
SALE        950328-04   Balsa Broadcasting Corporation                     A. Kozak    950321    960321      DCI Services Agreement
SALE        950330-06   Bell Sound Studios                                 A. Kozak    950323    960323      DCI Services Agreement
SALE        950313-10   Blackburn Radio Inc. (CFPL)                        M. Burns    950307    960307      DCI Services Agreement
SALE        950313-16   CFFX/CFMK-FM Radio                                 M. Burns    950302    960302      DCI Services Agreement
SALE        950330-05   CFHK Radio Ltd.                                    A. Kozak    950323    960323      DCI Services Agreement
SALE        950313-18   CFRA/CKKL-FM                                       M. Burns    950228    960228      DCI Services Agreement
SALE        950313-21   CFRB/CKFM (MIK 99.9)                               M. Burns    950310    960310      DCI Services Agreement
SALE        950228-05   CFRN CFBR FM                                       M. Burns    950222    960222      DCI Services Agreement
SALE        950313-19   CHED/CKNG division of Western Radio Group Ltd.     M. Burns    960308    960308      DCI Services Agreement
SALE        950313-22   CHEZ-FM Inc.                                       M. Burns    950310    960310      DCI Services Agreement
SALE        950313-071  CHUC Radio                                         M. Burns    950307    960307      DCI Services Agreement
SALE        950119-05   CHUM Ltd. (CFUN/CHQM FM)                           R. Kozak    950102    970101      DCI Services Agreement
SALE        950119-04   CHUM Ltd. (CJOH/C100)                              R. Kozak    941220    961220      DCI Services Agreement
SALE        950601-05   CITE-FM                                            A. Kozak    950529    960529      DCI Services Agreement
SALE        950313-12   CJEZ FM                                            M. Burns    950301    960301      DCI Services Agreement
SALE        950420-02   CJMC                                               A. Kozak    950418    960418      DCI Services Agreement
SALE        950330-04   CKIS-CHOM FM (CHUM Quebec)                         A. Kozak    950323    960323      DCI Services Agreement


CONTRACT    SERIAL                                                                         START    FINISH
TYPE        NUMBER      COMPANY NAME                                           PRIME       DATE     DATE      DESCRIPTION
- -----------------------------------------------------------------------------------------------------------------------------------
SALE        950313-17   CKKQ-FM                                                M. Burns    950301   960301    DCI Services Agreement
SALE        950228-04   CKLG CFOX Radio                                        M. Burns    950220   960220    DCI Services Agreement
SALE        950313-11   CKRY-FM                                                M. Burns    950311   960311    DCI Services Agreement
SALE        950313-05   CKSL AM/CIQM FM                                        M. Burns    950302   960302    DCI Services Agreement
SALE        950313-20   Commercial Recording Studios Inc.                      R. Kozak    950308   960308    DCI Services Agreement
SALE        950119-08   Dick & Rogers Sound Studio Ltd.                        R. Kozak    950110   970109    DCI Services Agreement
SALE        950313-13   Fraser Valley Radio Group                              M. Burns    950301   960301    DCI Services Agreement
SALE        950609-02   Heritage Wisconsin Broadcasting Corporation            A. Kozak    950601   960601    DCI Services Agreement
SALE        950119-06   Jim Pattison Industries Ltd. (CJJR FM)                 R. Kozak    950102   970101    DCI Services Agreement
SALE        950510-04   KFI-AM                                                 A. Kozak    950501   960501    DCI Services Agreement
SALE        950330-03   KROQ-FM                                                A. Kozak    950323   960323    DCI Services Agreement
SALE        950609-05   KRPM-FM                                                A. Kozak    950601   960601    DCI Services Agreement
SALE        950420-01   LBJ Broadcasting                                       A. Kozak    950418   960418    DCI Services Agreement
SALE        950130-03   Manta Eastern Sound Ltd.                               A. Kozak    950123   960131    DCI Services Agreement
SALE        950228-02   Metromedia CMR Inc.                                    M. Burns    950227   960227    DCI Services Agreement
SALE        950228-03   Mount Royal Broadcasting Inc.                          M. Burns    950227   960227    DCI Services Agreement
SALE        950130-06   Newcap Broadcasting Ltd. (CFRQ-FM)                     A. Kozak    950125   960125    DCI Services Agreement
SALE        950313-15   Panfor Dubbing Ltd.                                    M. Burns    950301   960301    DCI Services Agreement
SALE        950328-03   Q107 FM - AM640 Radio                                  A. Kozak    950315   960315    DCI Services Agreement
SALE        950119-03   Reel Time Recorders Ltd.                               R. Kozak    941221   961221    DCI Services Agreement
SALE        950328-02   ROCK 95 FM                                             A. Kozak    950313   980313    DCI Services Agreement
SALE        950405-02   Shaw Radio Ltd.                                        A. Kozak    950330   960330    DCI Services Agreement
SALE        950130-04   Sounds Interchange Ltd.                                A. Kozak    950123   960123    DCI Services Agreement
SALE        950313-14   South Fraser Broadcasting                              A. Kozak    950301   960301    DCI Services Agreement

CONTRACT    SERIAL                                                                         START    FINISH
TYPE        NUMBER      COMPANY NAME                                           PRIME       DATE     DATE      DESCRIPTION
- -----------------------------------------------------------------------------------------------------------------------------------

SALE        940819-01   Standard Radio Inc.                                    R. Kozak    940901   941130    DCI Services Agreement
SALE        940819-07   Standard Radio Inc.                                    R. Kozak    940901   941130    DCI Services Agreement
SALE        9501230-05  Sun Radio Limited (CIEZ FM)                            A. Kozak    950125   960125    DCI Services Agreement
SALE        950123-03   Telemedia Communications Ontario, Inc. (CJCL Radio)    R. Kozak    941221   951221    DCI Services Agreement
SALE        950609-03   WBBF Inc.                                              A. Kozak    950601   960601    DCI Services Agreement
SALE        950609-04   WIL/WRTH/KIHT                                          A. Kozak    950601   960601    DCI Services Agreement
LICENSE     950109-01   Danmarks Radio                                                     950101             Source Code Software
                                                                                                              License Agreement for
                                                                                                              Audition (TM)

4.      LIST OF TEST EQUIPMENT
        ----------------------



ASSET TAG #    DESCRIPTION
- --------------------------------------------------------------------------

423520         Pulse Generator 8011
432260         Digital Multimeter
523000         Tascam #112 cassette recorder
524370         Digital Oscilloscope 2430A
525310         DAT Recorder
526710         Logic Analyzer
528630         Tektronix 2440 Oscilloscope
528620         Audio Analyzer
529390         BRIU
529370         ASU 200-6
529380         BRIU
531160         500 m/s Digital Oscilloscope
531700         SCSI Bus Analyzer/Emulator
531940         PLD Design Tools & Programmer
534430         Fluke Multimeter 87
534420         88 pin ALLPRO Upgrade for MACH 130
534410         STDRD Capture MDLE: SC-4400-LP 4050
533900         TEKELEC CHAMELEON 20-1 with ISDN
536310         Basic Rate Interface Unit for TELEO
536540         SLM Meter Type 2230
539930         Protocol Analyzer
536311         ASK 200 REL 10 UPGRADE
536262         PRIU upgrade (X2)
541190         Management Console
5459100        ISDN Protocol Analyzer